Note 8 - Reconciliation Between the Statutory Federal Income Tax Rate and the Effective Income Tax Rate (Details)	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014
Federal statutory rate	(34.00%)	(34.00%)
State taxes, net of federal benefit	16.80%	(37.10%)
Non-deductible goodwill	0.00%	0.00%
ISO / ESPP	2.10%	0.00%
Other	27.00%	0.00%
Change in valuation allowance	42.10%	31.30%
Tax provision	0.00%	0.00%